Other Non-Current Liabilities (Tables)	9 Months Ended
Sep. 30, 2024
Other Liabilities Disclosure [Abstract]
Other Noncurrent Liabilities
Other non-current liabilities are comprised of the following:

(in thousands of $)	September 30, 2024	December 31, 2023
Pension obligations	(21,711)	(23,471)
Day 1 gain deferred revenue (1)	(9,765)	(19,179)
Non-current portion of operating lease liabilities	(6,033)	(5,881)
Deferred commissioning period revenue (2)	(3,183)	(6,276)
Other payables (3)	(7,068)	(6,793)
Other non-current liabilities	(47,760)	(61,600)
(1) Non-current portion of Day 1 gain deferred on initial recognition of the oil and gas derivative instruments embedded in the LTA (note 7). As of September 30, 2024, the non-current portion of the Day 1 gain deferred revenue relating to FLNG Hilli’s oil and gas derivative instruments is $7.5 million and $2.3 million, respectively (December 31, 2023: $14.8 million and $4.4 million).

(2) The Customer’s billing during the commissioning period, prior to vessel acceptance and commencement of the LTA, which is considered an upfront payment for services. These amounts billed are recognized as part of “Liquefaction services revenue” in the unaudited consolidated statements of operations evenly over the LTA contract term, with this commencing on the Customer’s acceptance of the FLNG Hilli. The current portion of deferred commissioning period billing is included in “Other current liabilities” (note 18).

(3) Included in “Other payables” as of September 30, 2024 and December 31, 2023 is an asset retirement obligation of $6.3 million and $6.0 million, respectively. The corresponding mooring asset of $4.7 million is recorded within “Vessels and equipment, net” in the unaudited consolidated balance sheets.